Janus Investment Fund

Janus Global Bond Fund

Supplement dated May 10, 2011
to Currently Effective Prospectuses

Effective May 11, 2011, the following replaces the corresponding information for Janus Global Bond Fund (the “Fund”) in the Prospectus.

1.	The following replaces the corresponding information found under “Management” in the Fund Summary section of the Prospectus:

Portfolio Managers: Gibson Smith, Co-Chief Investment Officer of Janus Capital, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Darrell Watters is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Chris Diaz is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since May 2011.

2.	The following replaces the corresponding information in the “Investment Personnel” section of the Prospectus relating to the portfolio management of the Fund:

Janus Global Bond Fund
Co-Portfolio Managers Gibson Smith, Darrell Watters, and Chris Diaz are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

Gibson Smith is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Global Bond Fund, which he has co-managed since inception. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor’s degree in Economics from the University of Colorado.

Darrell Watters is Executive Vice President and Co-Portfolio Manager of Janus Global Bond Fund, which he has co-managed since inception. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor’s degree in Economics from Colorado State University.

Chris Diaz is Executive Vice President and Co-Portfolio Manager of Janus Global Bond Fund, which he has co-managed since May 2011. Mr. Diaz joined Janus Capital in May 2011. Prior to joining Janus Capital, Mr. Diaz was a portfolio manager at ING from 2000 to May 2011. Mr. Diaz holds a Bachelor’s degree in Finance from the University of South Carolina and a Master’s degree in Business Administration from Emory University.

Please retain this Supplement with your records.